DEBT
                                                               STRATEGIES
                                                               FUND, INC.
                               [GRAPHIC OMITTED]

                                                      STRATEGIC
                                                               Performance

                                                               Annual Report
                                                               February 28, 1998

                           DEBT STRATEGIES FUND, INC.

The Benefits and Risks of Leveraging

Debt Strategies Fund, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield. Should the differential between the underlying interest rates narrow, the incremental yield "pick up" will be reduced. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the entire portfolio holdings resulting therefrom since the assets obtained from leverage do not fluctuate.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

Portfolio Profile As of February 28, 1998

--------------------------------------------------------------------------------
Quality Ratings                                                      Percent of
S&P/Moody's                                                        Market Value*
--------------------------------------------------------------------------------

BBB/Baa .................................................................   0.4%
BB/Ba ...................................................................  26.0
B/B .....................................................................  47.0
CCC/Caa .................................................................   0.8
NR (Not Rated) ..........................................................  25.7
--------------------------------------------------------------------------------
* Total may not equal 100%.

--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Industries                                             Total Assets
--------------------------------------------------------------------------------

Health Services ........................................................   10.1%
Paper ..................................................................    6.2
Telecommunications .....................................................    5.8
Chemicals ..............................................................    5.6
Metals & Mining ........................................................    5.5
--------------------------------------------------------------------------------

                                   Debt Strategies Fund, Inc., February 28, 1998

DEAR SHAREHOLDER

Since inception (May 30, 1997) through February 28, 1998, the total investment return on the Fund's Common Stock was +7.99%, based on a change in per share net asset value from $10.00 to $10.15, and assuming reinvestment of $0.629 per share income dividends. During the same period, the net annualized yield of the Fund's Common Stock was 9.26%. At the end of the February quarter, the Fund was leveraged in an amount equal to 31% of total assets, having borrowed $142.6 million of its $160.0 million credit facility at an average borrowing cost of 5.99%. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Portfolio Strategy

Although the high-yield market has been very strong since the beginning of 1998, we have continued to increase the weighting of bank loans in the Fund, since floating rate bank loans are more attractive than high-yield bonds from a risk/reward standpoint. As long-term US interest rates moved lower, those leveraged senior secured floating rate bank loans that are set at a spread above the London Interbank Offered Rate (LIBOR) are priced in the new-issue market at yields that are often equivalent to the pricing of unsecured subordinated bonds of the same issuer. In the absence of a significant change in the current interest rate environment, we intend at the present time to maintain a minimum 45% weighting in floating rate loans.

As of February 28, 1998, more than 96% of the Fund's investments in corporate loans were accruing interest at a yield spread above LIBOR, the rate that major international banks charge each other for US dollar-denominated deposits outside of the United States. Since the average reset on the Fund's floating rate investments is 43 days, the yield on the bank loan portion of the Fund is likely to move up within a one-month-two-month period after any rate increase. At February 28, 1998, floating rate securities made up 51.8% of the market value of the Fund's investments, with an additional 48.2% invested in fixed-rate high-yield bonds. Approximately $58.6 million remains available under the leverage facility. The leveraged loan market continued to be strong, particularly during the last half of the fiscal year. Demand for bank loans was robust, as banks and other institutional investors competed for the fees and high spreads available in this sector. This demand continued the trend in growing liquidity and the run up in prices for leveraged bank loans that commenced at the beginning of 1998. Leveraged loan new-issue volume increased 44% last year to $194.0 billion. (Leveraged loans are those at a spread of at least 1.5% over LIBOR.) This is the highest total of the 1990s. At the same time, secondary trading volume of leveraged loans reached $62.0 billion in 1997, the highest level on record.

With almost uninterrupted inflows of investor assets, yield spreads in the high-yield bond market remained at historically narrow levels throughout most of 1997. The high-yield bond market benefited from strong demand, a good economy, a record-breaking US stock market, and low default rates. High-yield bonds generated a third consecutive year of positive double-digit returns. With a total return of +12.83% for 1997, the unmanaged Merrill Lynch High Yield Master Index was up from +11.06% in 1996. This improvement reflected the boost from declining interest rates as the ten-year Treasury fell from 6.42% to 5.75% during the year. This was partially offset by the slight widening of the Index's spread over Treasury securities from 296 basis points to 312 basis points (2.96% to 3.12%).

New high-yield bond issuance broke all previous records in 1997. The dollar volume of $118.7 billion was up 64%, breaking the previous record of $72.3 billion set in 1993. From an industry standpoint, telecommunications grew to over 12% of the market in 1997. Companies such as Sprint PCS and Iridium issued high-yield bonds to fund their huge capital needs for the build out of their systems in the next generation of wireless telephony. By year-end, cable television and telecommunications accounted for over 25% of the outstanding bonds in the high-yield universe. This is reflected in the fact that these two sectors now make up a sizable portion of the Fund.

Overall, fundamentals for both the bank loan and high-yield bond market remain positive as favorable quarterly earnings and more rating upgrades than downgrades continued into the first calendar quarter of this year. Defaults, although expected to increase this year, are at historically low levels. Our focus will continue to be to invest in those companies that are generating improved earnings trends or whose securities we believe are undervalued. The industry focus has been on those companies that have leading market shares, strong managements and improving cash flows. The best-performing industry sectors included cable television, publishing, and radio and television broadcasting. These industries not only had more stable cash flows than many of their cyclical counterparts, but also benefited from the substantial mergers and acquisition activity in these sectors. A number of cyclical sectors underperformed the market at large. Paper and metals and mining underperformed in the second half of the year, resulting from the concerns over the longer-term effects of the Asian currency crisis on these industries. In certain cyclical names, we have been more willing to trade out of the unsecured bond and into the senior secured bank debt in order to limit the Fund's downside volatility. Other underperforming sectors included diversified financial services and the grocery segment. Both segments were hurt by both disappointing earnings reports and the announcements of debt restructuring for specific companies in the respective industries. The Fund reduced its holdings in each of these sectors during the last six months.

At February 28, 1998, the Fund was fully invested. The Fund's average stated maturity was 7.5 years but, based upon past experience, the Fund can be expected to have a real average life of approximately 2 years-3 years as a result of the shorter average life of bank loans which are freely prepayable without call protection. At February 28, 1998, the Fund's floating rate investments were spread across 46 borrowers in 23 industries. Fixed-rate investments were spread across 99 borrowers in 35 industries. The largest industry concentrations based on total assets were: telecommunications (5.8%); health services (10.1%); paper (6.2%); chemicals (5.6%); and metals and mining (5.5%).

Stronger companies are taking advantage of attractive public debt and equity markets to improve their balance sheets and reduce debt. With a low ten-year Treasury and strong investor demand in the bank loan and high-yield bond markets, the first quarter of 1998 appears to be on the same rapid pace of new issuance as non-investment grade investors rush to market to refinance with lower-cost debt and refinance existing facilities.

Over the coming months, we expect high-yield bond and leveraged bank loan pricing to be firm. With the Federal Reserve Board adopting a neutral position for the short term, fixed-income investors are positive on the bond and loan markets. Flows into the high-yield bond and loan market are, and should remain, steady. Although we expect the forward calendar to continue to be strong, we remain cautious in light of the full valuations seen today. We will continue to be opportunistic in our high-yield bond purchases, selling overvalued bonds and sectors and buying undervalued ones. In the meantime, we will maintain a defensive position in secured floating rate bank debt, buying new issues in the high-yield market and buying into the secondary market when undervalued investments are available. We believe the Fund is well positioned to provide shareholders with the benefit of an increase in interest rates or a stable rate environment.

The Fund continued to have less than 10% of its assets in companies domiciled outside of the United States, focusing primarily in Latin America and Europe. As a result, performance for the three months ended February 28, 1998 was less volatile, even with the downturn in Asian markets. At February 28, 1998, the portion of the Fund's investments in distressed securities was less than 1% of net assets. We continue to believe that this market is less attractive after six years of sustained economic growth. We expect to see more compelling opportunities during the coming months.

In Conclusion

We appreciate your ongoing investment in Debt Strategies Fund, Inc., and we look forward to reviewing our strategy with you again in our next report to shareholders.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ R. Douglas Henderson

R. Douglas Henderson
Senior Vice President and
Portfolio Manager


April 13, 1998


                                     2 & 3

                                   Debt Strategies Fund, Inc., February 28, 1998

SCHEDULE OF INVESTMENTS

                    S&P    Moody's    Face                                                                                 Value
INDUSTRIES        Rating   Rating    Amount                   Corporate Debt Obligations**                    Cost       (Note 1b)
====================================================================================================================================
Advertising--1.0%   B        Ba2  $ 3,000,000   Outdoor Systems, Inc., 8.875% due 6/15/2007 (b)           $ 2,976,605   $ 3,146,250
====================================================================================================================================
Aerospace--1.7%     NR*      Ba3    2,940,000   KF Industries Inc., Term B, due 10/15/2005                  2,958,375     2,962,050
                    NR*      NR*    2,605,317   Whittaker Corporation, Revolving Credit, due 4/09/2001      2,605,233     2,595,644
                                                                                                          -----------   -----------
                                                                                                            5,563,608     5,557,694
====================================================================================================================================
Agricultural        B        B2     3,000,000   Sun World International Inc., 11.25% due 4/15/2004          3,146,250     3,277,500
Products--1.0%
====================================================================================================================================
Aircraft &          B-       B3     1,500,000   Argo-Tech Corp., 8.625% due 10/01/2007 (b)                  1,500,000     1,533,750
Parts--0.5%
====================================================================================================================================
Amusement &         B        B2     2,000,000   AMC Entertainment Inc., 9.50% due 3/15/2009 (b)             2,082,500     2,090,000
Recreational                                    AMF Group, Inc.:
Services--4.8%      NR*      Ba3    1,965,993    Revolving Credit, due 3/31/2002                            1,965,993     1,964,764
                    NR*      Ba3    1,493,902    Term C, due 3/31/2002                                      1,490,396     1,492,969
                    B-       B3     1,000,000   Hollywood Theater Inc., 10.625% due 8/01/2007               1,000,000     1,080,000
                    CCC      NR*    3,000,000   Marvel Entertainment Group Inc., Term B, due 2/28/2002      2,095,042     1,725,000
                                                Metro Goldwyn Mayer (MGM):
                    NR*      NR*    1,305,000    Revolving Credit, due 9/30/2003                            1,305,000     1,287,056
                    NR*      NR*    2,000,000    Term A, due 12/31/2005                                     1,990,333     1,972,500
                    B        B2     3,350,000   Riddell Sports, Inc., Senior Notes, 10.50% due
                                                7/15/2007 (b)                                               3,393,875     3,534,250
                                                                                                          -----------   -----------
                                                                                                           15,323,139    15,146,539
====================================================================================================================================
Apparel--1.9%                                   Arenabrands:
                    NR*      NR*    1,726,267    Term A, due 6/01/2002                                      1,728,425     1,732,741
                    NR*      NR*    3,142,861    Term B, due 6/01/2002                                      3,146,789     3,154,647
                    B-       B3     1,175,000   GFSI, Inc., 9.625% due 3/01/2007                            1,198,500     1,239,625
                                                                                                          -----------   -----------
                                                                                                            6,073,714     6,127,013
====================================================================================================================================
Automotive          B-       B3     3,000,000   AM General Corporation, 12.875% due 5/01/2002               3,037,500     3,217,500
Equipment--5.4%     NR*      B1     1,443,924   Advanced Accessory, Term B, due 10/30/2004                  1,441,193     1,444,827
                    B-       B3     2,000,000   Cambridge Industries, Inc., 10.25% due 7/15/2007            2,000,000     2,090,000
                    B-       B3     1,000,000   Newcor Inc., 9.875% due 3/01/2008 (b)                       1,000,000     1,000,000
                    B-       B3     3,000,000   Oxford Automotive, Inc., 10.125% due 6/15/2007 (b)          2,995,716     3,168,750
                    B-       B3     3,000,000   Safety Components International, Inc., 10.125%
                                                 due 7/15/2007                                              3,000,000     3,120,000
                    B-       B2     1,000,000   Trident Automotive, 10% due 12/15/2005                      1,000,000     1,030,000
                    B+       B2     2,000,000   Walbro Corp., 10.125% due 12/15/2007                        2,000,000     2,075,000
                                                                                                          -----------   -----------
                                                                                                           16,474,409    17,146,077
====================================================================================================================================
Broadcast--Radio &  B-       B3     1,000,000   ACME Television LLC, 10.875% due 9/30/2004 (b)(d)             760,923       800,000
Television--2.6%    B-       B2     4,000,000   Capstar Broadcasting Partner, 9.25% due 7/01/2007 (b)       3,984,936     4,180,000
                    B-       Caa    3,000,000   EchoStar DBS Communications Corporation, 12.50% due
                                                7/01/2002 (b)                                               3,000,000    3,322,500
                                                                                                          -----------   -----------
                                                                                                            7,745,859     8,302,500
====================================================================================================================================
Building            NR*      NR*    5,000,000   Dal-Tile International Inc., Term B, due 12/31/2003         4,977,066     4,800,000
Materials--6.6%     NR*      NR*    6,239,676   Euramax/Amerimax Holding, Inc., Term, due 6/30/2004         6,232,393     6,239,676
                    NR*      B1     3,739,286   Falcon Building Products, Inc., Term, due 6/30/2005         3,725,255     3,734,612
                    BB-      Ba3    5,500,000   John's Manville International Group, 10.875% due
                                                 12/15/2004                                                 6,181,250     6,091,250
                                                                                                          -----------   -----------
                                                                                                           21,115,964    20,865,538
====================================================================================================================================
Building &          BB       Ba2    2,000,000   Kaufman and Broad Home Corporation, 7.75% due 10/15/2004    1,984,739     1,990,000
Construction--0.6%
====================================================================================================================================
Cable--1.4%         NR*      NR*    4,617,347   Marcus Cable Operating Co., Term A, due 12/31/2002          4,617,347     4,610,132
====================================================================================================================================
Cable               B+       B1     4,485,000   Telewest Communications PLC, 9.625% due 10/01/2006          4,715,463     4,776,525
Television--1.5%
====================================================================================================================================
Capital Goods--0.7% BB-      B1     2,000,000   Essex Group Inc., 10% due 5/01/2003                         2,110,000     2,090,000
====================================================================================================================================
Casinos--2.2%       B+       B2     3,000,000   Autotote Corporation (Class A), 10.875% due 8/01/2004       3,000,000     3,180,000
                    BB       Ba3    3,500,000   Grand Casinos, Inc., 10.125% due 12/01/2003                 3,703,750     3,788,750
                                                                                                          -----------   -----------
                                                                                                            6,703,750     6,968,750
====================================================================================================================================
Chemicals--8.3%     B+       B1     2,000,000   DI Industries, Inc., 8.875% due 7/01/2007                   1,990,586     2,040,000
                    NR*      NR*    1,000,000   Dine, S.A. de C.V., 8.75% due 10/15/2007                      992,658       967,500
                                                Foamex International, Inc.:
                    NR*      NR*    1,989,368    Term B, due 6/30/2005                                      2,004,288     2,000,558
                    NR*      NR*    2,369,048    Term C, due 6/30/2006                                      2,386,815     2,382,374
                                                Huntsman Corporation:
                    B+       B2     6,000,000    (Floater), 9.093% due 7/01/2007                            6,000,000     6,225,000
                    NR*      Ba2    2,475,000    Term B, due 3/15/2004                                      2,513,672     2,492,016
                    NR*      Ba2    2,475,000    Term C, due 3/15/2005                                      2,513,672     2,492,016
                    NR*      B1     4,987,500   Pioneer American Holding Corporation, Term, due 12/05/2006  4,982,741     4,962,563
                    BB-      NR*    3,000,000   Trikem S.A., 10.625% due 7/24/2007                          2,996,151     2,670,000
                                                                                                          -----------   -----------
                                                                                                           26,380,583    26,232,027
====================================================================================================================================
Computer            NR*      B1     4,987,500   DecisionOne Corporation, Term B, due 8/07/2005              4,980,368     4,968,797
Equipment--1.6%
====================================================================================================================================
Consumer                                        E&S Holdings Corp.:
Products--2.9%      NR*      B1     1,944,445    Term B, due 9/30/2004                                      1,954,167     1,918,924
                    NR*      B1     1,944,445    Term C, due 9/30/2005                                      1,954,167     1,920,139
                    NR*      B1     1,111,111    Term D, due 3/31/2005                                      1,116,667     1,097,917
                    NR*      B1     2,179,687   Hedstrom Corp., Term B, due 6/30/2005                       2,172,040     2,182,412
                    B        Ba3    2,000,000   Shop-Vac Corp., 10.625% due 9/01/2003                       2,180,000     2,180,000
                                                                                                          -----------   -----------
                                                                                                            9,377,041     9,299,392
====================================================================================================================================
Diversified--2.7%                               AmeriServe Food Company:
                    B+       B1     3,000,000    8.875% due 10/15/2006                                      3,000,000     3,097,500
                    B-       B3     3,000,000    10.125% due 7/15/2007                                      3,000,000     3,247,500
                    B+       B3     2,000,000   Insilco Corporation, 10.25% due 8/15/2007                   2,000,000     2,140,000
                                                                                                          -----------   -----------
                                                                                                            8,000,000     8,485,000
====================================================================================================================================

                                      4 & 5

                                   Debt Strategies Fund, Inc., February 28, 1998

                   S&P    Moody's     Face                                                                                 Value
INDUSTRIES       Rating   Rating     Amount                   Corporate Debt Obligations**                    Cost       (Note 1b)
====================================================================================================================================
Drilling--2.0%      B        B1   $ 3,000,000   Cliffs Drilling Company (Series B), 10.25% due 5/15/2003  $ 3,255,000   $ 3,270,000
                    B+       Ba3    3,000,000   Falcon Drilling Company, Inc., 9.75% due 1/15/2001          3,172,500     3,112,500
                                                                                                          -----------   -----------
                                                                                                            6,427,500     6,382,500
====================================================================================================================================
Drug Stores--0.8%   NR*      NR*    2,500,000   Duane Reade Co., Term B, due 2/15/2005                      2,492,221     2,518,750
====================================================================================================================================
Electronics/
Electrical          NR*      Ba3    4,265,625   Amphenol Corporation, Term B, due 5/19/2005                 4,345,605     4,294,187
Components--3.3%    NR*      B3     1,000,000   High Voltage Engineering Corp., 10.50% due 8/15/2004        1,000,000     1,050,000
                    NR*      B1     4,984,424   International Wire Group, Inc., Term B, due 9/30/2003       4,979,887     4,996,885
                                                                                                          -----------   -----------
                                                                                                           10,325,492    10,341,072
====================================================================================================================================
Energy--5.8%        B        B1     2,000,000   Belco Oil & Gas Corp. (Series B), 8.875% due 9/15/2007      2,000,000     2,037,500
                    B-       B3     3,000,000   Belden & Blake Energy Company, 9.875% due 6/15/2007 (b)     3,000,000     3,000,000
                    NR*      Ba2    3,000,000   Clark Refining, Term, due 11/15/2004                        3,000,000     3,022,500
                    B        B2     2,000,000   Cross Timbers Oil Company (Series B), 8.75% due 11/01/2009  2,000,000     2,050,000
                    B        B2     2,000,000   Forcenergy Inc., 8.50% due 2/15/2007                        1,976,254     2,025,000
                    B+       B2     4,000,000   Snyder Oil Corporation, 8.75% due 6/15/2007                 3,979,021     4,040,000
                    B-       B2     2,000,000   United Refining Company, 10.75% due 6/15/2007               2,000,000     2,120,000
                                                                                                          -----------   -----------
                                                                                                           17,955,275    18,295,000
====================================================================================================================================
Financial           B+       B1     3,000,000   Delta Financial Corporation, 9.50% due 8/01/2004            2,986,413     2,925,000
Services--2.2%      BBB-     A2     4,000,000   SB Treasury Company LLC (Sumitomo), 9.40% due 12/29/2049    4,090,000     4,080,000
                                                                                                          -----------   -----------
                                                                                                            7,076,413     7,005,000
====================================================================================================================================
Food & Kindred      B-       B3     4,000,000   Envirodyne Industries, Inc., 10.25% due 12/01/2001          4,030,000     3,990,000
Products--5.1%      NR*      NR*    2,500,000   Fargo Bridge, Term, due 10/30/2003                          2,478,132     2,487,500
                    NR*      NR*    4,000,000   Favorite Brands International, Senior Notes, 10.25%
                                                 due 8/20/2007                                              3,975,694     3,987,500
                                                International HomeFoods, Inc.:
                    NR*      Ba3      145,161    Revolving Credit, due 11/21/2001                             145,161       144,526
                    NR*      Ba3    3,387,097    Term A, due 11/21/2001                                     3,384,706     3,384,980
                    BB-      B2     2,000,000   SC International Services, Inc., 9.25% due 9/01/2007        2,041,222     2,110,000
                                                                                                          -----------   -----------
                                                                                                           16,054,915    16,104,506
====================================================================================================================================
Foreign             BB       B1     2,000,000   Republic of Brazil, 10.125% due 5/15/2027                   1,865,152     1,942,500
Government
Obligations--0.6%
====================================================================================================================================
Forest Products--   B        B3     3,000,000   Ainsworth Lumber Company, 12.50% due 7/15/2007 (c)          2,919,881     3,019,848
1.4%                BB       B1     1,500,000   Tembec Finance Corp., 9.875% due 9/30/2005                  1,556,250     1,571,250
                                                                                                          -----------   -----------
                                                                                                            4,476,131     4,591,098
====================================================================================================================================
Furniture &         NR*      NR*    5,000,000   Furniture Brands International Inc., Term, due 6/27/2007    5,000,000     5,009,375
Fixtures--2.6%      B-       B3     3,000,000   Omega Cabinets Ltd., 10.50% due 6/15/2007                   3,000,000     3,165,000
                                                                                                          -----------   -----------
                                                                                                            8,000,000     8,174,375
====================================================================================================================================
General Merchandise                             Speciality Retailers, Inc. (b):
Stores--1.0%        NR*      B2     1,500,000    8.50% due 7/15/2005                                        1,500,000     1,545,000
                    NR*      B2     1,500,000    9% due 7/15/2007                                           1,495,127     1,552,500
                                                                                                          -----------   -----------
                                                                                                            2,995,127     3,097,500
====================================================================================================================================
Health Services--   BB+      B1     3,000,000   Abbey Healthcare Group Inc., 9.50% due 11/01/2002           3,138,750     3,150,000
14.9%               NR*      Ba3    2,992,500   FPA Medical Management, Inc., Term, due 9/30/2001           2,988,585     2,985,019
                    B-       B3     3,000,000   Graham-Field Health Products, Inc., 9.75% due 8/15/2007     3,000,000     3,202,500
                                                Magellan Health Services, Inc.:
                    NR*      Ba3    2,500,000    Term B, due 2/12/2005                                      2,496,270     2,507,812
                    NR*      Ba3    2,500,000    Term C, due 2/12/2006                                      2,496,267     2,507,812
                    B        B1     3,000,000   Physician Sales & Service Inc., 8.50% due 10/01/2007        2,988,602     3,153,750
                    NR*      NR*    5,000,000   Sterling Diagnostic Imaging, Inc., Term B, due 9/30/2005    4,988,067     4,987,500
                                                Sun Healthcare Group Inc.:
                    B-       B2     3,000,000    9.50% due 7/01/2007 (b)                                    3,000,000     3,135,000
                    NR*      Ba3    5,000,000    Term B, due 9/30/2003                                      5,015,194     5,021,874
                    NR*      Ba3    5,000,000    Term C, due 9/30/2003                                      5,015,194     5,021,874
                    NR*      NR*    5,000,000   Total Renal Care Holdings, Inc., Revolving Credit,
                                                 due 9/30/2007                                              5,000,000     5,000,000
                    B        B1     4,000,000   Vencor, Inc., 8.625% due 7/15/2007                          4,050,000     4,430,000
                    NR*      NR*    2,500,000   Wilson Great Batch, 13% due 7/10/2007 (b)                   2,188,340     2,181,620
                                                                                                          -----------   -----------
                                                                                                           46,365,269    47,284,761
====================================================================================================================================
Industrial--2.0%    BB-      Ba1    1,000,000   Advanced Micro Devices, Inc., 11% due 8/01/2003             1,112,500     1,075,000
                    B-       B3     2,000,000   Diamond Cable Communications PLC, 10.338% due
                                                2/15/2007 (d)                                               1,361,506     1,330,000
                    BBB-     Ba3    2,000,000   Compania Naviera Perez Companc S.A.C.F.I.M.F.A., 8.125%
                                                due 7/15/2007                                               1,955,737     1,977,500
                    BB-      Ba2    2,000,000   Gulf Canada Resources Limited, 9.25% due 1/15/2004          2,105,000     2,105,080
                                                                                                          -----------   -----------
                                                                                                            6,534,743     6,487,580
====================================================================================================================================
Manufacturing--3.5% B+       B1     2,000,000   Bucyrus International, Inc., 9.75% due 9/15/2007            2,006,250     2,015,000
                                                Goodman Mann:
                    NR*      NR*    2,389,087    Term B, due 9/30/2004                                      2,389,087     2,395,060
                    NR*      NR*    2,389,087    Term C, due 9/30/2005                                      2,389,087     2,395,060
                    B-       B3       500,000   Roller Bearing Co. of America, 9.625% due 6/15/2007 (b)       500,000       515,000
                    NR*      B3     3,500,000   Tokheim Corporation, 11.50% due 8/01/2006                   3,928,750     3,902,500
                                                                                                          -----------   -----------
                                                                                                           11,213,174    11,222,620
====================================================================================================================================
Metals & Mining--   NR*      NR*    2,952,381   Adience, Inc., Holdco, Term, due 4/15/2005                  2,942,020     2,948,690
8.0%                B        B1     2,000,000   Anker Coal Group Inc., 9.75% due 10/01/2007 (b)             2,030,000     2,030,000
                    NR*      B1     3,000,000   CSN Iron Panama, 9.125% due 6/01/2007 (b)                   2,987,089     2,613,750
                    NR*      NR*    4,927,884   Doe Run Resources Corp., Term, due 10/23/2003               4,909,912     4,915,565
                    B        B2     5,000,000   G.S. Technologies Operating Co., 12% due 9/01/2004          5,425,000     5,550,000
                    BB       Ba2    2,000,000   Grupo Imsa S.A., 8.93% due 9/30/2004                        1,999,407     2,030,000
                    BB-      Ba3    2,000,000   Murrin, Murrin Holdings Party, 9.375% due 8/31/2007         2,000,000     1,960,000
                    B        B3     3,000,000   Westmin Resources Ltd., 11% due 3/15/2007                   3,166,250     3,480,000
                                                                                                          -----------   -----------
                                                                                                           25,459,678    25,528,005
====================================================================================================================================

                                      6 & 7

                                   Debt Strategies Fund, Inc., February 28, 1998

SCHEDULE OF INVESTMENTS (concluded)

                   S&P    Moody's     Face                                                                                 Value
INDUSTRIES       Rating   Rating     Amount                   Corporate Debt Obligations**                    Cost       (Note 1b)
====================================================================================================================================
Packaging--1.8%     NR*      NR*  $ 1,000,000   Packaging Resources Inc., 13% due 6/30/2003 (b)(c)         $  958,713   $   752,825
                    B        B2     4,975,000   Silgan Corp., Term B, due 6/30/2005                         4,999,875     4,981,219
                                                                                                          -----------   -----------
                                                                                                            5,958,588     5,734,044
====================================================================================================================================
Paper--9.1%         NR*      B      5,000,000   Gaylord Container Corp., 9.75% due 6/15/2007                5,000,000     5,025,000
                    B-       B2     2,000,000   PT Pabrik Kertas Tjiwi Kimia, 10% due 8/01/2004             1,989,742     1,580,000
                    B-       B2     1,000,000   Pindo Deli Finance Mauritius, 10.75% due 10/01/2007 (b)       997,052       790,000
                    CCC      B2     6,000,000   Repap New Brunswick, Inc., 8.937% due 7/15/2000             5,939,098     5,910,000
                    B+       B1     5,678,010   Riverwood International, Inc., Term A, due 2/28/2003        5,685,107     5,681,558
                    NR*      Ba3    9,893,618   Stone Container Corporation, Term B, due 4/01/2000          9,826,920     9,912,786
                                                                                                          -----------   -----------
                                                                                                           29,437,919    28,899,344
====================================================================================================================================
Printing &          NR*      NR*    5,000,000   21st Century Newspapers, Inc., Term B, due 9/15/2005        4,995,232     5,021,875
Publishing--2.7%    NR*      B2     2,000,000   Big Flower Press Holdings, Inc., 8.875% due
                                                 7/01/2007                                                  1,984,309     2,035,000
                    B-       B3     1,500,000   T/SF Communications Corp., 10.375% due 11/01/2007           1,477,827     1,515,000
                                                                                                          -----------   -----------
                                                                                                            8,457,368     8,571,875
====================================================================================================================================
Real Estate--0.5%   NR*      NR*    2,000,000   Rockefeller Center Properties, Trust (Convertible),
                                                11.404% due 12/31/2000 (d)                                  1,476,300     1,487,500
====================================================================================================================================
Retail
Specialty--0.6%     NR*      B3     2,000,000   United Auto Group, Inc., 11% due 7/15/2007                  1,971,593     1,880,000
====================================================================================================================================
Shipping--1.9%      B+       B3     4,000,000   Equiman Shipholdings, Ltd., 9.875% due 7/01/2007 (b)        4,000,000     3,800,000
                    B+       B2     2,500,000   Global Ocean Carriers Ltd., 10.25% due 7/15/2007            2,463,409     2,275,000
                                                                                                          -----------   -----------
                                                                                                            6,463,409     6,075,000
====================================================================================================================================
Steel--0.9%         BB       Ba3    3,000,000   Hysla, S.A. de C.V., 9.25% due 9/15/2007 (b)                2,983,339     3,001,500
====================================================================================================================================
Telecommunications--                            Brooks Fiber Properties, Inc.:
8.5%                NR*      NR*    3,000,000    10.501% due 3/01/2006 (d)                                  2,231,889     2,587,500
                    NR*      NR*    1,250,000    10% due 6/01/2007 (b)                                      1,267,188     1,442,188
                                                Cellular Inc.:
                    NR*      B1       586,527    Term B, due 9/30/2006                                        585,067       585,061
                    NR*      B1     1,161,440    Term C, due 3/31/2007                                      1,158,548     1,158,536
                    NR*      B1     3,252,033    Term D, due 9/30/2007                                      3,243,933     3,243,903
                    B        B2     2,000,000   Intermedia Communications of Florida, Inc., 8.875%
                                                 due 11/01/2007                                             2,000,000     2,110,000
                    NR*      NR*    3,500,000   Metronet Communications, Inc., 12% due 8/15/2007 (e)        3,465,273     4,042,500
                    B+       B3     2,000,000   PTC International Finance B.V., 10.269% due 7/01/2007 (d)   1,319,278     1,370,000
                    NR*      NR*    4,987,500   Price Communications Corp., Term B, due 9/30/2006           4,977,834     5,018,672
                    NR*      B3     2,000,000   RCN Corp., 10% due 10/15/2007                               2,000,000     2,107,500
                                                Telegroup Inc.:
                    NR*      NR*    1,500,000    8% due 5/01/2000 (d)                                       1,224,646     1,230,000
                    NR*      NR*    1,500,000    8% due 4/15/2005                                           1,500,000     2,100,000
                                                                                                          -----------   -----------
                                                                                                           24,973,656    26,995,860
====================================================================================================================================
Telephone           B+       B2     2,500,000   Grupo Iusacell S.A., 10% due 7/15/2004                      2,500,000     2,606,250
Communications--                                Nextel Communications, Inc.:
5.2%                NR*      B1            10    Revolving Credit, due 3/31/2003                                   10            10
                    NR*      B1       936,330    Term C, due 3/31/2003                                        924,585       931,355
                    NR*      B1     5,000,000    Term E, due 6/30/2003                                      4,995,339     4,993,750
                    NR*      B1     5,000,000   Sprint Spectrum L.P., Term, due 6/29/2001                   5,062,500     5,003,125
                    B-       NR*    2,000,000   Telesystems International Wireless, Inc., 11.929%
                                                due 6/30/2007 (b)(d)                                        1,261,588     1,350,000
                    NR*      NR*    2,000,000   Unifi Communications, Inc., 14% due 3/01/2004 (b)           1,837,994     1,780,000
                                                                                                          -----------   -----------
                                                                                                           16,582,016    16,664,490
====================================================================================================================================
Television--1.0%    B+       Ba3    3,000,000   TV Azteca S.A. de C.V., 10.50% due 2/15/2007                3,228,750     3,225,000
====================================================================================================================================
Textile Mill                                    Joan Fabrics:
Products--1.7%      NR*      NR*    3,618,421    Term B, due 6/30/2005                                      3,613,244     3,625,206
                    NR*      NR*    1,881,579    Term C, due 6/30/2006                                      1,878,864     1,885,107
                                                                                                          -----------   -----------
                                                                                                           5,492,108      5,510,313
====================================================================================================================================
Textiles--0.9%                                  Ithaca Industries, Inc.:
                    NR*      NR*      947,368    Revolving Credit, due 8/31/1999                              947,369       939,079
                    NR*      NR*    1,892,790    Term, due 8/31/1999                                        1,802,472     1,880,960
                                                                                                          -----------   -----------
                                                                                                            2,749,841     2,820,039
====================================================================================================================================

Transportation--
3.5%                BB-      B1     2,000,000   Allied Holdings Inc., 8.625% due 10/01/2007 (b)             2,025,000     2,065,000
                    B-       B3     3,000,000   Ameritruck Distribution, 12.25% due 11/15/2005              3,210,000     2,992,500
                    B        NR*    3,000,000   MRS Logistica S.A., 10.625% due 8/15/2005 (b)               2,967,455     2,857,500
                    BB-      Ba2    3,000,000   Stena AB, 8.75% due 6/15/2007                               3,000,000     3,090,000
                                                                                                          -----------   -----------
                                                                                                           11,202,455    11,005,000
====================================================================================================================================
Transportation      NR*      Ba3    4,931,757   Atlas Freight, Term, due 5/29/2004                          4,920,428     4,944,086
Services--4.4%      BB-      NR*    4,250,000   Autopistas del Sol S.A., 10.25% due 8/01/2009               4,293,750     4,133,125
                    B+       B1     3,000,000   Coach USA, Inc., 9.375% due 7/01/2007                       3,000,000     3,120,000
                    B-       B3     2,000,000   Trism Inc., 10.75% due 12/15/2000                           2,010,000     1,760,000
                                                                                                          -----------   -----------
                                                                                                           14,224,178    13,957,211
====================================================================================================================================
Utilities--0.8%     B+       Ba1    2,500,000   AES Corporation, 8.50% due 11/01/2007                       2,495,110     2,575,000
====================================================================================================================================
                                                Total Investments in Corporate Debt Obligations--144.1%   453,726,559   457,900,927
====================================================================================================================================
                                     Shares
                                      Held                           Warrants (a)
====================================================================================================================================
High Technology--                     318,830   WGL Holdings, Inc.                                            318,830       318,830
0.1%
====================================================================================================================================
Telecommunications--                    3,500   Metronet Communications, Inc. (b)                              35,875       122,500
0.1%
====================================================================================================================================

                                      8 & 9

SCHEDULE OF INVESTMENTS (concluded)

                                     Shares                                                                                Value
INDUSTRIES                            Held                           Warrants (a)                             Cost       (Note 1b)
====================================================================================================================================
Telephone                               2,000   Unifi Communications, Inc. (b)                           $    113,180  $     40,000
Communications--
0.0%
====================================================================================================================================
                                                Total Investments in Warrants--0.2%                           467,885       481,330
====================================================================================================================================
                                                Total Investments--144.3%                                $454,194,444   458,382,257
                                                                                                         ============
                                                Liabilities in Excess of Other Assets--(44.3%)                         (140,647,565)
                                                                                                                       ------------
                                                Net Assets--100.0%                                                     $317,734,692
                                                                                                                       ============
====================================================================================================================================

(a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock/face amount of bonds. The purchase price and number of shares/face amount are subject to adjustments under certain conditions until the expiration date.

(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(c) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(d) Represents a zero coupon bond or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund. See Notes to Financial Statements.

(e) Each $1,000 face amount contains one warrant of Metronet Communications, Inc.

*     Not Rated.

** Floating or Variable Rate Corporate Debt--The interest rates on floating or variable rate corporate debt are subject to change periodically based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate) or, in some cases, another base lending rate. Corporate loans represent 61.8% of the Fund's net assets.

Ratings of issues shown have not been audited by Deloitte & Touche llp.


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                         As of February 28, 1998
====================================================================================================================================
Assets:

Investments, at value (identified cost--$454,194,444) (Note 1b) ...................................                   $ 458,382,257
Interest receivable ...............................................................................                       7,597,740
Deferred facility fees ............................................................................                          50,109
Deferred organization expenses (Note 1g) ..........................................................                          50,720
Prepaid expenses and other assets .................................................................                          50,000
                                                                                                                      -------------
Total assets ......................................................................................                     466,130,826
                                                                                                                      -------------
====================================================================================================================================
Liabilities:

Loans (Note 6) ....................................................................................                     142,600,000
Payables:
Custodian bank (Note 1j) ..........................................................................  $   1,710,550
Interest on loans (Note 6) ........................................................................      1,408,749
Securities purchased ..............................................................................      1,000,000
Investment adviser (Note 2) .......................................................................        210,873
Commitment fees ...................................................................................        131,211        4,461,383
                                                                                                     -------------
Accrued expenses and other liabilities ............................................................                       1,334,751
                                                                                                                      -------------
Total liabilities .................................................................................                     148,396,134
                                                                                                                      -------------
====================================================================================================================================
Net Assets:

Net assets ........................................................................................                   $ 317,734,692
                                                                                                                      =============
====================================================================================================================================
Capital:

Common Stock, $.10 par value, 200,000,000 shares authorized .......................................                   $   3,130,300
Paid-in capital in excess of par ..................................................................                     309,465,971
Undistributed investment income--net ..............................................................                       2,482,893
Accumulated realized capital losses on investments and foreign currency transactions--net (Note 7)                       (1,532,285)
Unrealized appreciation on investments--net .......................................................                       4,187,813
                                                                                                                      -------------
Net Assets--Equivalent to $10.15 per share based on 31,302,998 shares of capital stock outstanding
(market price--$10.5625) ..........................................................................                   $ 317,734,692
                                                                                                                      =============
====================================================================================================================================

See Notes to Financial Statements.


STATEMENT OF OPERATIONS

                         For the Period May 30, 1997+ to February 28, 1998
====================================================================================================================================
Investment Income (Note 1f):

Interest and discount earned ......................................................................                   $  26,958,954
Facility and other fees ...........................................................................                         290,848
                                                                                                                      -------------
Total income ......................................................................................                      27,249,802
                                                                                                                      -------------
====================================================================================================================================
Expenses:

Loan interest expense (Note 6) ....................................................................   $  3,819,768
Investment advisory fees (Note 2) .................................................................      1,654,171
Professional fees .................................................................................        101,650
Borrowing costs (Note 6) ..........................................................................         70,000
Accounting services (Note 2) ......................................................................         56,039
Directors' fees and expenses ......................................................................         36,892
Transfer agent fees (Note 2) ......................................................................         32,444
Printing and shareholder reports ..................................................................         23,761
Custodian fees ....................................................................................         23,105
Listing fees ......................................................................................         18,739
Amortization of organization expenses (Note 1g) ...................................................          8,951
Pricing services ..................................................................................          4,228
Other .............................................................................................          2,047
                                                                                                     -------------
Total expenses before reimbursement ...............................................................      5,851,795
Reimbursement of expenses (Note 2) ................................................................       (635,093)
                                                                                                     -------------

Expenses after reimbursement ......................................................................                       5,216,702
                                                                                                                      -------------
Investment income--net ............................................................................                      22,033,100
                                                                                                                      -------------
====================================================================================================================================
Realized & Unrealized Gain (Loss) on Investments & Foreign Currency
Transactions--Net (Notes 1c, 1d, 1f & 3):

Realized loss from:
Investments--net ..................................................................................     (1,370,901)
Foreign currency transactions--net ................................................................        (80,692)      (1,451,593)
                                                                                                     -------------
Unrealized appreciation on investments--net .......................................................                       4,187,813
Net Increase in Net Assets Resulting from Operations ..............................................                   $  24,769,320
                                                                                                                      =============
====================================================================================================================================

+ Commencement of operations.
  See Notes to Financial Statements.


                                     10 & 11

                                   Debt Strategies Fund, Inc., February 28, 1998

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                     For the Period
                                                                                                                   May 30, 1997+ to
Increase (Decrease) in Net Assets:                                                                                February 28, 1998
====================================================================================================================================
Operations:
Investment income--net .................................................................................              $  22,033,100
Realized loss on investments and foreign currency transactions--net ....................................                 (1,451,593)
Unrealized appreciation on investments--net ............................................................                  4,187,813
Net increase in net assets resulting from operations ...................................................                 24,769,320
====================================================================================================================================
Dividends to Shareholders (Note 1h):

Investment income--net .................................................................................                (19,630,899)
                                                                                                                      -------------
Net decrease in net assets resulting from dividends to shareholders ....................................                (19,630,899)
                                                                                                                      -------------
====================================================================================================================================
Capital Share Transactions (Notes 1g & 4):

Proceeds from issuance of Common Stock .................................................................                312,000,000
Value of shares issued in reinvestment of dividends ....................................................                    936,916
Offering and underwriting cost resulting from the issuance of shares ...................................                   (440,645)
Net increase in net assets resulting from capital share transactions ...................................                312,496,271
====================================================================================================================================
Net Assets:

Total increase in net assets ...........................................................................                317,634,692
Beginning of period ....................................................................................                    100,000
End of period* .........................................................................................              $ 317,734,692
                                                                                                                      =============
* Undistributed investment income--net (Note 1i) .......................................................              $   2,482,893
                                                                                                                      =============
====================================================================================================================================

+ Commencement of operations.

See Notes to Financial Statements.


STATEMENT OF CASH FLOWS

                                                                                                                      For the Period
                                                                                                                    May 30, 1997+ to
                                                                                                                   February 28, 1998
====================================================================================================================================
Cash Provided by Operating Activities:
Net increase in net assets resulting from operations ..........................................................     $    24,769,320
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Increase in receivables .......................................................................................          (7,597,740)
Increase in other assets ......................................................................................            (150,829)
Increase in other liabilities .................................................................................           4,796,134
Realized and unrealized loss on investments and foreign currency transactions--net ............................          (2,736,220)
Amortization of discount ......................................................................................          (2,914,432)
                                                                                                                    ---------------
Net cash provided by operating activities .....................................................................          16,166,233
====================================================================================================================================
Cash Used for Investing Activities:

Proceeds from sales of long-term investments ..................................................................         170,634,805
Purchases of long-term investments ............................................................................        (623,914,132)
Purchases of short-term investments ...........................................................................      (2,543,296,646)
Proceeds from sales and maturities of short-term investments ..................................................       2,544,844,368
                                                                                                                    ---------------
Net cash used for investing activities ........................................................................        (451,731,605)
====================================================================================================================================
Cash Provided by Financing Activities:
Cash receipts on capital shares sold ..........................................................................         312,000,000
Cash payments resulting from the issuance of shares ...........................................................            (440,645)
Cash receipts from borrowings .................................................................................         224,835,000
Cash payments on borrowings ...................................................................................         (82,235,000)
Dividends paid to shareholders ................................................................................         (18,693,983)
                                                                                                                    ---------------
Net cash provided by financing activities .....................................................................         435,465,372
====================================================================================================================================
Cash:

Net decrease in cash ..........................................................................................            (100,000)
Cash at beginning of period ...................................................................................             100,000
                                                                                                                    ---------------
Cash at end of period .........................................................................................     $          --
                                                                                                                    ===============
====================================================================================================================================
Cash Flow Information:

Cash paid for interest ........................................................................................     $     2,411,019
                                                                                                                    ===============
====================================================================================================================================

+ Commencement of operations.

  See Notes to Financial Statements.


                                     12 & 13

                                   Debt Strategies Fund, Inc., February 28, 1998

FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived                                                       For the Period
from information provided in the financial statements.                                                         May 30, 1997+ to
Increase (Decrease) in Net Asset Value:                                                                       February 28, 1998
===============================================================================================================================
Per Share Operating Performance:
Net asset value, beginning of period .....................................................................    $          10.00
                                                                                                              ----------------
Investment income--net ...................................................................................                 .71
Realized and unrealized gain on investments and foreign currency transactions--net .......................                 .09
                                                                                                              ----------------
Total from investment operations .........................................................................                 .80
                                                                                                              ----------------
Less dividends from investment income--net ...............................................................                (.63)
                                                                                                              ----------------
Capital charge resulting from the issuance of Common Stock ...............................................                (.02)
                                                                                                              ----------------
Net asset value, end of period ...........................................................................    $          10.15
                                                                                                              ================
Market price per share, end of period ....................................................................    $        10.5625
                                                                                                              ================
===============================================================================================================================
Total Investment Return:**

Based on market price per share ..........................................................................               12.38%++
                                                                                                              ================
Based on net asset value per share .......................................................................                7.99%++
                                                                                                              ================
===============================================================================================================================
Ratios to Average Net Assets:

Expenses, net of reimbursement and excluding interest expense ............................................                 .61%*
                                                                                                              ================
Expenses, net of reimbursement ...........................................................................                2.28%*
                                                                                                              ================
Expenses .................................................................................................                2.56%*
                                                                                                              ================
Investment income--net ...................................................................................                9.64%*
                                                                                                              ================
===============================================================================================================================
Leverage:

Amount of borrowings, end of period (in thousands) .......................................................    $        142,600
                                                                                                              ================
Average amount of borrowings outstanding during the period (in thousands) ................................    $         85,903
                                                                                                              ================
Average amount of borrowings outstanding per share during the period .....................................    $           2.79
                                                                                                              ================
===============================================================================================================================
Supplemental Data:

Net assets, end of period (in thousands) .................................................................    $        317,735
                                                                                                              ================
Portfolio turnover .......................................................................................               43.79%
                                                                                                              ================
===============================================================================================================================

+  Commencement of operations.

*  Annualized.

** Total investment returns exclude the effects of sales loads. Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.

++ Aggregate total investment return.

See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies: Debt Strategies Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. Prior to commencement of operations on May 30, 1997, the Fund had no operations other than those relating to organizational matters and the issuance of 10,000 shares of Common Stock to Fund Asset Management, L.P. ("FAM") for $100,000 on May 20, 1997. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol DBS.

(a) Corporate debt obligations--The Fund invests principally in debt obligations of companies, including corporate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Corporate loans will be valued in accordance with guidelines established by the Board of Directors. Under the Fund's current guidelines, corporate loans will be valued at the average of the mean between the bid and asked quotes received by one or more brokers, if available.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services which determines prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps, and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market price quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call and put options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the


                                    14 & 15

                                   Debt Strategies Fund, Inc., February 28, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amor-tization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted to income over the term of the related loan.

(g) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period. Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(h) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $80,692 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

(j) Custodian bank--The Fund recorded an amount payable to the Custodian Bank reflecting an overnight overdraft which resulted from an unpro jected payment of net investment income dividends.

2. Investment Advisory Agreement and Transactions with Affiliates: The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services the Fund pays a monthly fee at an annual rate of 0.60% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage. For the period May 30, 1997 to February 28, 1998, FAM earned fees of $1,654,171, of which $635,093 was voluntarily waived.

For the period May 30, 1997 to February 28, 1998, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), $342 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

The Fund's leverage facility is currently provided by Merrill Lynch International Bank Limited, an affiliate of FAM (as further described in Note
6).

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments: Purchases and sales of investments, excluding short-term securities, for the period May 30, 1997 to February 28, 1998 were $624,914,132 and $170,634,805, respectively.

Net realized gains (losses) for the period May 30, 1997 to February 28, 1998 and unrealized gains as of February 28, 1998 were as follows:

--------------------------------------------------------------------------------
                                                   Realized          Unrealized
                                                 Gains (Losses)         Gains
--------------------------------------------------------------------------------
Long-term investments .....................       $(1,370,962)       $ 4,187,813
Short-term investments ....................                61               --
Foreign currency transactions .............           (80,692)              --
                                                  -----------        -----------
Total .....................................       $(1,451,593)       $ 4,187,813
                                                  ===========        ===========
--------------------------------------------------------------------------------

As of February 28, 1998, net unrealized appreciation for Federal income tax purposes aggregated $4,173,624, of which $8,463,462 related to appreciated securities and $4,289,838 related to depreciated securities. The aggregate cost of investments at February 28, 1998 for Federal income tax purposes was $454,208,633.

4. Capital Stock Transactions: The Fund is authorized to issue 200,000,000 shares of Common Stock, par value $.10 per share. Shares issued and outstanding during the period May 30, 1997 to February 28, 1998 increased by 31,210,000 from shares sold and by 82,998 as a result of dividend reinvestment.

5. Unfunded Loan Interests: As of February 28, 1998, the Fund had unfunded loan commitments of $46,380,264, which would be extended at the option of the borrower, pursuant to the following loan agreements:

--------------------------------------------------------------------------------
                                                                     Unfunded
                                                                    Commitment
Borrower                                                          (in thousands)
--------------------------------------------------------------------------------
AMF Group Inc. ..............................................         $ 1,688
Ameriserve Food Company .....................................           3,288
Federal Mogul Corp. .........................................          10,000
International HomeFoods, Inc. ...............................           6,794
Ithaca Industries ...........................................           3,116
Metro Goldwyn Mayer (MGM) ...................................           1,925
Nextel Communications, Inc. .................................           5,824
Omnipoint Communications ....................................           3,125
Total Renal Care Holdings ...................................           5,000
Von Hoffman Press Inc. ......................................           3,836
Whittaker Corporation .......................................           1,784
--------------------------------------------------------------------------------

6. Short-Term Borrowings: On August 7, 1997, the Fund entered into a credit agreement with Merrill Lynch International Bank Limited, an affiliate of FAM, through August 7, 1998. The agreement is a $160,000,000 credit facility bearing interest at the Federal Funds rate plus 0.25% and/or LIBOR plus 0.25%. For the period May 30, 1997 to February 28, 1998, the maximum amount borrowed was $153,500,000, the average amount borrowed was approximately $85,903,000 and the daily weighted average interest rate was 5.88%. For the period May 30, 1997 to February 28, 1998, facility and commitment fees aggregated approximately $70,000.

7. Capital Loss Carryforward: At February 28, 1998, the Fund had a net capital loss carryforward of approximately $263,000, all of which expires in 2006. This amount will be available to offset like amounts of any future taxable gains.

8. Subsequent Event: On March 9, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.074452 per share, payable on March 31, 1998 to shareholders of record as of March 23, 1998.


                                    16 & 17

                                   Debt Strategies Fund, Inc., February 28, 1998

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Debt Strategies Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Debt Strategies Fund, Inc. as of February 28, 1998, the related statements of operations, changes in net assets, cash flows, and the financial highlights for the period May 30, 1997 (commencement of operations) to February 28, 1998. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at February 28, 1998 by correspondence with the custodian, brokers and financial intermediaries or other alternative procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Debt Strategies Fund, Inc. as of February 28, 1998, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the period May 30, 1997 to February 28, 1998 in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
April 20, 1998


PORTFOLIO INFORMATION

                                                                                                                          Percent of
As of February 28, 1998                                                                                                 Total Assets
====================================================================================================================================
Ten Largest Holdings
Sun Healthcare Group Inc.   Sun Healthcare, through its direct and indirect subsidiaries, is a leading  provider of             2.9%
                            long-term, subacute and related specialty healthcare services. The company also provides rehabilitation therapy, respiratory therapy, temporary therapy staffing services and pharmaceutical products and services to both affiliated and nonaffiliated facilities in the
                            United States and outpatient therapy in Canada.
------------------------------------------------------------------------------------------------------------------------------------
Nextel Communications, Inc. Nextel is the leading provider of specialized mobile radio wireless communications services in      2.6
                            nine of the ten largest metropolitan areas in the United States. Nextel's operating revenues primarily arise from dispatch and mobile phone service provided on frequencies licensed to its subsidiaries by the Federal Communications Commission and to a lesser extent, from sales and maintenance of equipment.
------------------------------------------------------------------------------------------------------------------------------------
Huntsman Corp.              Huntsman is one of the largest privately held chemical companies in North America and               2.4
                            is a leading integrated producer of commodity and specialty chemicals and polymers.
------------------------------------------------------------------------------------------------------------------------------------
Federal Mogul Corp.         Federal Mogul is a world leader in the design, manufacturing, marketing and distribution of         2.2
                            a broad line of gaskets for the auto industry's original equipment manufacturers. Additionally, the company is a leading supplier of heavy-duty diesel engine parts, high performance drive-line components, and specialty lubricants, sealants, adhesives and other products.
------------------------------------------------------------------------------------------------------------------------------------
Stone Container Corp.       Stone Container is a major international pulp and paper company engaged principally in the          2.2
                            production and sale of paper, packaging and market pulp.
------------------------------------------------------------------------------------------------------------------------------------
AmeriServe Food             AmeriServe is North America's largest systems food service distributor specializing in              2.1
                            Company distribution to chain restaurants, the fastest growing segment of the domestic restaurant industry.
------------------------------------------------------------------------------------------------------------------------------------
Euramax/Amerimax            Euramax is a leading international downstream producer of aluminum and steel products               1.4
                            Holding, Inc. with facilities in the United States, the United Kingdom, the Netherlands and
                            France.
------------------------------------------------------------------------------------------------------------------------------------
John's Manville             John's Manville is a leading manufacturer of installation and building products.                    1.3
International Group
------------------------------------------------------------------------------------------------------------------------------------
Repap New Brunswick, Inc.   Repap New Brunswick is an integrated producer of high-quality, coated groundwood paper,             1.3
                            northern bleached softwood kraft pulp and lumber.
------------------------------------------------------------------------------------------------------------------------------------
Sprint Spectrum L.P.        Sprint Spectrum is a development stage enterprise formed for the purpose of establishing            1.1
                            a nationwide personal communications service wireless telecommunications network.
------------------------------------------------------------------------------------------------------------------------------------


                                     18 & 19

Officers and Directors
Arthur Zeikel, President and Director
Ronald Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
R. Douglas Henderson, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Bank of New York
110 Washington Street
New York, NY 10286

Transfer Agent
The Bank of New York
101 Barclay Street
New York, NY 10286

NYSE Symbol
DBS



This report, including the financial information herein, is transmitted to the shareholders of Debt Strategies Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.


Debt Strategies
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011        DEBT01--2/98

Printed on post-consumer recycled paper